                                          497(e) File Nos. 2-90518 and 811-4006

      SUPPLEMENT DATED NOVEMBER 3, 1997 TO PROSPECTUS DATED MAY 1, 1997

                             CITISELECT(R) FOLIO 200
                             CITISELECT(R) FOLIO 300
                             CITISELECT(R) FOLIO 400
                             CITISELECT(R) FOLIO 500

The section of the Prospectus entitled "Proposed Restructuring" on page 20 is amended to read as follows:

RESTRUCTURING: The Funds' Board of Trustees and shareholders have approved a restructuring of the Funds in order to achieve economies of scale and increased flexibility in the management of Fund assets. Each of the Funds no longer invests in a single corresponding Portfolio (an "Old Portfolio") and instead invests in multiple new or existing registered investment companies (collectively, called "New Portfolios"). The New Portfolios correspond to the asset classes of securities (e.g., large capitalization growth securities or domestic fixed income securities) in which each Fund previously had invested. Shareholders also approved amendments to the Funds' Declaration of Trust and fundamental investment restrictions to permit assets of the Funds to be invested in one or more investment companies and an amended and restated Management Agreement for each Fund with Citibank, N.A. Under the amended and restated Management Agreements, Citibank provides investment advisory services to each Fund, including the asset allocation services previously provided to each Fund's corresponding Old Portfolio. Under the amended and restated Management Agreements, aggregate management fees paid to Citibank, including each Fund's share of management fees paid by the New Portfolios of which Citibank is the manager, will not exceed 0.75% of each Fund's average daily net assets for that Fund's then-current fiscal year. This is the same management fee which Citibank received under the prior Management Agreements, including each Fund's share of its corresponding Old Portfolio's management fees.

The Funds' Board of Trustees also approved a change in the fiscal year-end of each Fund from December 31st to October 31st.